SUPPLEMENT DATED JULY 26, 2012
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 26, 2011 FOR
THE USX CHINA FUND CLASS A AND C SHARES (the “Fund”),
a series of 360 Funds (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated August 26, 2011, and as supplemented on January 31, 2012. Please keep this supplement for future reference.

On July 20, 2012, Ryan Jenkins, who had served with Christopher Anci as one of the Fund’s two portfolio managers since February 1, 2012, resigned from his position with the Fund. Accordingly, Mr. Anci is now the sole portfolio manager of the Fund.

Each reference to Mr. Jenkins in the Prospectus or the SAI is hereby deleted.

In addition:

●	The paragraph captioned “Management” on page 4 of the Prospectus is replaced with the following:

Matrix 360 Advisor, LLC serves as the Fund’s investment adviser. Christopher Anci, the President of the Trust, the managing member of the Adviser and the President of Matrix Capital Group, Inc., the Fund’s distributor (the “Distributor”), has served as a portfolio manager to the Fund since February 1, 2012.

●	The section captioned “Investment Sub-Adviser” on page 9 is deleted and replaced with the following:

Portfolio Manager

Christopher Anci has served as a portfolio manager to the Fund since February 1, 2012. Mr. Anci is the managing member of the Adviser, and has been the President of the Distributor since 2004.

Mr. Anci is responsible for the day-to-day portfolio management of the Fund. The SAI provides additional information about Mr. Anci’s compensation, other accounts managed and his ownership of securities in the Fund.

●	The second sentence of the section captioned “Fair Value Committee” on page 19 of the SAI is replaced with the following:

Art Falk, Christopher Anci and David Ganley are members of the Fair Value Committee.

●	The section captioned “Portfolio Management” on pages 22-23 of the SAI is replaced with the following:

The Fund’s portfolio manager is Christopher Anci, who is responsible for the day to day management of the Fund. Mr. Anci does not own any shares of the Fund; manage any assets in any other registered investment company, pooled investment vehicle or other account; or receive any compensation for his portfolio management services to the Fund; provided, however, that Mr. Anci may receive profits as an owner of the Adviser as assets of the Fund increase.

Investors Should Retain This Supplement for Future Reference